Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUUDIA INC.

________________________

(Name of Registrant as Specified in its Charter)

________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

AUDDIA INC.

2100 Central Avenue, Suite 200

Boulder, CO 80301

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be Held December [__], 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., will be held on December [__], 2022 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301.

The purpose of the Annual Meeting is the following:

1.	To elect five director nominees to our board of directors, to serve until the Company’s 2023 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of Dazkal Bolton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve an amendment to the Company’s 2020 Equity Incentive Plan (“2020 Plan”); and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Auddia Inc. stockholders of record at the close of business on October [__], 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the five director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, and “FOR” the amendment to the 2020 Plan, as disclosed in the accompanying proxy statement.

We are pleased to take advantage of the rules of the Securities and Exchange Commission, or the SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report to Stockholders for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We will mail the Notice of Availability on or about October [__], 2022, and it contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2021 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.

This Proxy Statement and our 2021 Annual Report are also available at www.auddiainc.com.

Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the Notice of Availability, by telephone as described in the instructions included in the Notice of Availability or, if you requested copies of the proxy materials by mail, by signing, dating and returning the proxy card.

By order of the Board of Directors,

/s/ Michael Lawless
Michael Lawless
Chief Executive Officer

Boulder, Colorado

October [__], 2022

Table of Contents

PROXY STATEMENT	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	6
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF DASKAL BOLTON LLP AS AUDDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	9
PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO 2020 EQUITY INCENTIVE PLAN	11
CORPORATE GOVERNANCE	16
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	26
DELINQUENT SECTION 16(A) REPORTS	27
PRINCIPAL STOCKHOLDERS	28
REPORT OF THE AUDIT COMMITTEE	29
HOUSEHOLDING	30
STOCKHOLDER PROPOSALS	30
WHERE YOU CAN FIND MORE INFORMATION	31
ANNUAL REPORT	31
OTHER MATTERS	31

AUDDIA INC.

2100 Central Avenue, Suite 200

Boulder, CO 80301

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [__], 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., which will be held on December [__], 2022 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301. You may only attend the Annual Meeting in person.

The board of directors of Auddia Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Auddia Inc.,” “Auddia,” the “Company,” “we,” “us,” “our,” and similar designations refer to Auddia Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021, or the 2021 Annual Report, available to stockholders on or about October [__], 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on December [__], 2022:

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This proxy statement and our 2021 Annual Report are

available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

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AUDDIA INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about October [___], 2022, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in “street name” (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or the 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe electronic delivery will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about October [___], 2022. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on October [___], 2022.

How many votes can be cast by all stockholders?

There were [___________] shares of our common stock, par value $0.001 per share, outstanding on October [__], 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Internet (before the Annual Meeting). You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on December [___], 2022.
•	By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada), 24 hours a day, seven days a week. You will be required to provide the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on December [___], 2022.
•	By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to December [___], 2022.
•	During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote in person by attending the Annual Meeting in person. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person at the Annual Meeting.

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If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Abstentions are included in the tabulation of the voting results on any such proposal and, therefore, will have the same effect as a vote against any such proposal.

Broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

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If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 (Election of Directors) and Proposal No. 3 (2020 Plan Amendment) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 (Ratification of Auditors) is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

What vote is required to adopt each proposal?

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.

For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1. Cumulative voting is not permitted for the election of directors.

Proposal No. 2, the ratification of our independent registered public accounting firm, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

Proposal No. 3, the 2020 Plan Amendment, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet or by telephone, you are responsible for any Internet access or telephone charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2023 annual meeting in late May or early June, 2023. Therefore, we intend to publicly announce the date of the 2023 annual meeting and the Rule 14a-8 deadline in early 2023.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of five members.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Jeffrey Thramann, Michael Lawless, Stephen Deitsch, Timothy Hanlon and Thomas Birch for election as directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of October 7, 2022.

Name	Positions and Offices Held with the Company	Director Since	Age
Jeffrey Thramann, M.D.	Executive Chairman and Director	2012	58
Michael Lawless	Chief Executive Officer and Director	2012	60
Stephen Deitsch	Director	2021	51
Timothy Hanlon	Director	2021	56
Thomas Birch	Director	2021	70

Jeffrey Thramann, Executive Chairman. Dr. Thramann founded the Company in 2012 and oversees strategic initiatives, capitalization and governance at the Company. This includes day-to-day involvement in working with senior management to establish the strategic vision of the Company, prioritizing product launches, working with the CEO and CFO on the financial plans of the Company, and assisting the CEO in recruitment and hiring of senior executives and the pursuit of business development activities. It also includes leading efforts to secure capital for the Company, building the board of directors and leading board meetings. In 2002, Dr. Thramann was the founder and became the chairman of Lanx, LLC. Lanx was an innovative medical device company focused on the spinal implant market and created the interspinous process fusion space with the introduction of its patented Aspen product. Lanx was sold to Biomet, Inc., an international orthopedic conglomerate, in 2013. Concurrent with Lanx, in 2006 Dr. Thramann was also the founder and chairman of ProNerve, LLC. ProNerve was a healthcare services company that provided monitoring of nerve function during high risk surgical procedures affecting the brain and spinal cord. ProNerve was sold to Waud Capital Partners, a private equity firm, in 2012.

Prior to ProNerve and concurrent with Lanx, Dr. Thramann was the founder and chairman of U.S. Radiosurgery (“USR”). USR is a healthcare services company that provides advanced radiosurgical treatments for tumors throughout the body. USR became the largest provider of robotic guided CyberKnife treatments of such tumors in the U.S. and was sold to Alliance Healthcare Services (Nasdaq: AIQ) in 2011. From 2001 through 2008, Thramann was the founder and senior partner of Boulder Neurosurgical Associates, a neurosurgical practice serving Boulder County, Colorado. Dr. Thramann is the named inventor on over 50 U.S. and international issued and pending patents. He completed his neurosurgical residency and complex spinal reconstruction fellowship at the Barrow Neurological Institute in Phoenix, AZ, in 2001. He is a graduate of Cornell University Medical College in New York City and earned a BS in electrical engineering management at the U. S. Military Academy in West Point, NY.

Michael Lawless, Chief Executive Officer and Director. Mr. Lawless is a technology startup veteran having held key leadership positions in research and development, engineering, product development and operations. Prior to joining the Company in 2012, from 2009 to 2011 he was one of the founding executives and Chief Operating Officer of Trada, Inc., a company engaged in the business of crowdsourced digital ad campaign creation and management. In addition to establishing the business operations and processes for Trada, he was responsible for building and managing the product team and operating their internet advertising marketplace SaaS product. He earned a BS in Human Factors Engineering from the U.S. Air Force Academy and his master’s degree in Experimental Psychology with an emphasis on Human-Computer Interaction from The University of Dayton.

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Stephen Deitsch, Director. Mr. Deitsch has extensive strategic, operational, and financial leadership experience at both publicly traded and privately held companies. Since September 2020, Mr. Deitsch has served as Chief Financial Officer of Paragon 28, Inc. (NYSE: FNA), a leading global orthopedics company. From April 2017 to August 2019, Mr. Deitsch served as Senior Vice President and Chief Financial Officer of BioScrip, Inc. (formerly Nasdaq: BIOS) which is now part of Option Care Health, Inc. (Nasdaq: OPCH). From August 2015 to April 2017, Mr. Deitsch served as Executive Vice President, Chief Financial Officer and Corporate Secretary of Coalfire, Inc., a leading cyber-security firm. Mr. Deitsch served as the Chief Financial Officer of Biomet Spine, Bone Healing, and Microfixation from July 2014 to July 2015 and as Vice President Finance, Corporate Controller of Biomet, Inc. from February 2014 to July 2014. Mr. Deitsch was the Chief Financial Officer of Lanx, Inc. from September 2009 until it was acquired by Biomet in October 2013. From 2002 to 2009, Mr. Deitsch served in various senior financial leadership roles at Zimmer Holdings, Inc. (formerly NYSE: ZMH and now part of Zimmer Biomet, Inc NYSE: ZBH). Mr. Deitsch has been a director of Green Sun Medical, a privately held medical device company, since October 2017. Mr. Deitsch holds a B.S. in Accounting from Ball State University and has an inactive CPA license.

Timothy Hanlon, Director. Mr. Hanlon is the founder and Chief Executive Officer of the Chicago-based Vertere Group, LLC – a boutique strategic consulting and advisory firm focused on helping forward-leaning media companies, brands, entrepreneurs, and investors benefit from rapidly changing technological advances in marketing, media and consumer communications. Prior to forming Vertere in 2012, Mr. Hanlon created and led corporate ventures practices at marketing agency holding companies Publicis Groupe and Interpublic Group, overseeing 70+ early-stage investments and partnerships – including over two dozen successful M&A and IPO exits – with notable firms such as: PlutoTV (acquired by ViacomCBS); Data+Math (LiveRamp); Clypd (AT&T/Xandr); Sling Media (Echostar/Dish Network); Navic Networks (Microsoft); Brightcove (IPO); and Visible World (Comcast), among others. Previously, Mr. Hanlon was Senior Vice President/Director, Emerging Contacts for Publicis’ iconic media agency Starcom MediaVest Group, where he was chiefly responsible for pioneering all US client activity and agency initiatives in the field of emerging media technologies – including the establishment of the firm’s ground-breaking “TV 2.0 Practice,” centered around evolutionary television platforms. Mr. Hanlon has over 25 years of extensive executive experience in traditional, digital and “emerging” media & marketing – and his insights into the future of media, advertising and marketing are regularly seen in major electronic, print and trade press outlets. Mr. Hanlon holds an MBA from the University of Chicago, Booth Graduate School of Business, and a BA from Georgetown University.

Thomas Birch, Director. Mr. Birch brings over 50 years of on-air, online, media, media research and media brokerage experience. Since 2005, Mr. Birch has been the owner and CEO of Lakes Media LLC, a six station radio group operating in southern Virginia and northern North Carolina. In addition, since 2018 Mr. Birch has also been a Director of Media Services Group, one of the nation’s largest brokers of radio stations, television stations, broadcast towers and other broadcast-related entities. Mr. Birch was the founder and CEO of Birch Research Corporation, a syndicated radio ratings and market research company. In 1987, Birch Research was acquired by Dutch publishing conglomerate VNU (now known as Nielsen). Following the sale, the company merged with VNU subsidiary Scarborough Research and was renamed Birch/Scarborough Research. Mr. Birch served as Chairman and CEO of the merged Birch/Scarborough entity until his departure in 1990. At its peak, Birch/Scarborough employed more than 1,200 people nationwide and maintained sales offices in New York, Chicago, Los Angeles, Atlanta, and Dallas and through its Canadian subsidiary Birch Radio/Canada, had offices in Toronto and Montreal. Mr. Birch was a Partner and Chief Financial Officer of Simmons Market Research Bureau from 2001 to 2003, where he significantly reduced operating expenses, increased operating profits and refinanced company debt which enabled the company to avoid bankruptcy and be positioned for acquisition in 2004 by Experian. From 1990 through 1999, Mr. Birch was owner and CEO of Opus Media Group, a radio group owner with stations operating in Florida, Georgia, Louisiana and Mississippi. Mr. Birch is a member of the National Association of Broadcasters Committee on Local Radio Audience Measurement (COLRAM), and continues to have a voice in the improvement of audience measurement metrics from Nielsen Audio and other research providers. Mr. Birch is a native of Binghamton, NY and holds a BS from the School of Industrial and Labor Relations at Cornell University.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Jeffrey Thramann, Michael Lawless, Stephen Deitsch, Timothy Hanlon and Thomas Birch as directors, to serve for a term ending at the annual meeting of stockholders to be held in 2023.

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Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Auddia and their ages as of October 7, 2022.

Name	Positions and Offices Held with the Company	Officer Since	Age
Peter Shoebridge	Chief Technology Officer	2013	59
Brian Hoff	Chief Financial Officer	2021	37

Peter Shoebridge, Chief Technology Officer. Mr. Shoebridge joined the Company in 2013 and has over 35 years of professional experience in the software development industry. He has been involved with internet related technologies since 1996. From 2008 to 2012, he was the CEO and co-founder of Blue Yonder Gaming, Corp., a casino gaming systems and gaming company. Prior to Blue Yonder he was Vice President of engineering at Sona Mobile, Inc and led the team that built the first wireless gaming system to receive federal regulatory approval. He also led the team that built the Sona Gaming System, a server-based gaming platform. Mr. Shoebridge has worked in many different technology sectors including the real-time financial industry, casino gaming including bingo systems, accounting and automotive. He was educated in London, England.

Brian Hoff, Chief Financial Officer. Mr.Hoff has extensive experience in leading high growth accounting and finance teams. From 2019 – 2021 he was Vice President, Controller at STACK Infrastructure, a leading provider of digital infrastructure to high growth companies. Prior to STACK, he was Corporate Controller from 2011 - 2019 at Coalfire, a leading provider cyber-security firm owned by The Carlyle Group later to be acquired by Apax Partners. He spent the majority of his tenure at Coalfire building out the accounting and finance functions in a high growth environment, completing numerous acquisitions and helping grow the organization from 80 employees to over 700 employees. He is a certified public accountant and earned a BS from the University of Colorado.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF

OF DAZKAL BOLTON LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The audit committee of our board of directors has appointed of Dazkal Bolton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Auddia’s stockholders are being asked to ratify this appointment. Dazkal Bolton has served as Auddia’s independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Dazkal Bolton as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Dazkal Bolton to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Dazkal Bolton. If the selection of Dazkal Bolton is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Auddia and its stockholders.

A representative of Dazkal Bolton is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Daszkal Bolton LLP for the fiscal year ended December 31, 2021 and 2020.

Fee Category	2021	2020
Audit fees(1)	$127,000	$102,391
Audit-related fees(2)	–	–
Tax fees(3)	–	–
All other fees(4)	28,160	22,000
Total fees	$155,160	$124,391

________________________

(1)	Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements included in our quarterly reports on Form 10-Q.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”. There were no audit-related fees in fiscal years 2021 and 2020.
(3)	There were no tax fees in fiscal year 2021 and 2020. Tax fees consist of fees for tax compliance, tax advice and tax planning.
(4)	Consists of services provided in connection with registration statements, including the registration statement for our initial public offering, which was completed in February 2021.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2021 and 2020, no services were provided to us by Dazkal Bolton other than in accordance with the pre-approval policies and procedures described above.

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Dazkal Bolton LLP as Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR

2020 EQUITY INCENTIVE PLAN

General

On September 8, 2022, our board, upon the recommendation of the compensation committee, approved, subject to stockholder approval, an amendment to the Auddia Inc. 2020 Equity Incentive Plan. The Board is asking stockholders to approve the amendment to the 2020 Plan.

Under the current 2020 Plan, the maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2020 Plan during any fiscal year to each individual participant is 150,000 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 150,000 shares per each employee, consultant or director.

The 2020 Plan amendment approved by the board would raise the annual per each employee, consultant or director from 150,000 to 500,000.

Proposed Amendment

The text of the proposed amendment to Sections 3(d) and 3(e) of the 2020 Plan is set forth below:

(d)      Other Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations shall apply.

(i)        A maximum of 500,000 ~~[150,000]~~ shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year.

(ii)       A maximum of 500,000 ~~[150,000]~~ shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)       A maximum of $200,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)       Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year to any Non-Employee Director, will not exceed of 500,000 ~~[150,000]~~ shares.

No other changes to the 2020 Plan have been proposed or approved.

Reason for Amendment of the 2020 Plan

The board believes that the future success of the Company depends, in large part, upon our ability to attract, retain and motivate key personnel and that the granting of equity awards serves as an important factor in retaining key personnel. Without the ability to provide equity compensation, we may be unable to attract and retain key personnel.

The board believes that the current 150,000 share annual limit has limited the Company’s ability to grant equity to employees, officers and other key personnel in the amounts necessary to provide appropriate incentives. The board believes that increasing the annual grant limit from 150,000 shares to 500,000 shares will improve the Company’s ability to grant appropriate and attractive equity incentive to key personnel.

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New Plan Benefits

On September 8, 2022, we granted stock options to purchase an aggregate of 282,983 shares of our common stock to Michael Lawless, our CEO. These stock options have an exercise price of $1.21 per share and an expiration date that is ten years from the date of grant. These options vest on the following schedule: (i) 50% are fully vested upon grant, and (ii) the balance vest in two equal installments on February 16, 2023 and February 16, 2024.

150,000 of these options were granted without any contingency. The remaining 132,983 options cannot be exercised until, and are subject to, stockholder approval of the proposed amendment to the 2020 Plan within 12 months of the date of grant. If such stockholder approval of the proposed 2020 Plan amendment is not obtained, then such 132,983 options shall be cancelled.

The following table shows the total number of options that have been granted to the identified individuals and groups, which awards are subject to the approval of Proposal No. 3 by our stockholders:

Name and Position	Number of Options
Michael Lawless, Chief Executive Officer	132,983
All Current Executive Officers	132,983
All Non-Executive Directors	0
All Non-Executive Officer Employees	0
Total	132,983

Except as set forth in the table above, the amounts of future grants under the 2020 Plan are not determinable as awards under the 2020 Plan will be granted at the sole discretion of the plan administrator or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2020 Plan or the amount or types of any such awards.

General Description of the 2020 Plan as Amended

In anticipation of our IPO, our board adopted the 2020 Plan, contingent upon the consummation of the IPO. We believe that the 2020 Plan is appropriate to continue to enable us to grant awards to management to reward and incentivize their performance and retention, but also to have a long-term equity plan that is appropriate for us as a public company.

The material terms of the 2020 Plan are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2020 Plan, a copy of which has been filed as an exhibit to our 2021 Annual Report.

Administration of the plan

Our board has appointed the compensation committee of our board of directors as the committee under the 2020 Plan with the authority to administer the 2020 Plan. We refer to our board of directors or compensation committee, as applicable, as the “Administrator”. The Administrator is authorized to grant awards to eligible employees, consultants and non-employee directors.

Number of authorized shares and award limits

The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2020 Plan is currently 2,120,820 shares (subject to adjustment as described below). Our shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is cancelled, expires or terminates unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2020 Plan, except that any shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will not be available for the grant of awards. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price also will not be available for the grant of awards. Awards that may be settled solely in cash will not be deemed to use any shares.

The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2020 Plan will automatically increase on January 1st of each year and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence.

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As of October 7, 2022, there were 430,875 restricted stock units  and 1,346,923 options (not including 323,750 non-plan options made as inducement grants) granted and outstanding under the 2020 Plan.

The maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2020 Plan during any fiscal year to each employee or consultant is 500,000 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 500,000 shares per each employee, consultant or director. The maximum number of our shares of common stock that may be granted pursuant to awards under the 2020 Plan during any fiscal year to any non-employee director is 500,000 shares. In addition, the maximum grant date value of any other stock-based awards denominated in cash and the maximum payment under any performance-based cash award granted under the 2020 Plan payable with respect to any fiscal year to an employee or consultant is $200,000.

The foregoing individual participant limits are cumulative; that is, to the extent that shares of common stock that may be granted to an individual in a fiscal year are not granted, the number of shares of common stock that may be granted to such individual is increased in the subsequent fiscal years during the term of the 2020 Plan until used. In addition, the foregoing limits (other than the limit on the maximum number of our shares of common stock for all types of awards during any fiscal year) will not apply (i) to options, restricted stock or other stock-based awards that constitute “restricted property” under Section 83 of the Code to the extent granted during the reliance period (as described below), or (ii) to performance-based cash awards or other types of other stock-based awards to the extent paid or otherwise settled during the reliance period.

For companies that become public in connection with an initial public offering, the deduction limit under Section 162(m) does not apply during a “reliance period” under the Treasury Regulations under Section 162(m) until the earliest of: (i) the expiration of the 2018 Plan, (ii) the date the 2020 Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); (iii) the date all shares of common stock available for issuance under the 2020 Plan have been allocated; or (iv) the date of the first annual meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs, such period is referred to herein as the reliance period.

The Administrator will, in accordance with the terms of the 2020 Plan, make appropriate adjustments to the above aggregate and individual limits (other than cash limitations), to the number and/or kind of shares or other property (including cash) underlying awards and to the purchase price of shares underlying awards, in each case, to reflect any change in our capital structure or business by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, any recapitalization, merger, consolidation, spin off, split off, reorganization or any partial or complete liquidation, any sale or transfer of all or part of our assets or business, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718. In addition, the Administrator may take similar action with respect to other extraordinary events.

Eligibility and participation

All of our current and prospective employees and consultants, as well as our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock, performance-based cash awards and other stock-based awards under the 2020 Plan. Only our and our subsidiaries’ employees are eligible to be granted incentive stock options, (“ISOs”), under the 2020 Plan. Eligibility for awards under the 2020 Plan is determined by the Administrator in its discretion. In addition, each member of our board of directors who is not an employee of the company or any of our affiliates is expected to be eligible to receive awards under the 2020 Plan.

Types of awards

Stock options. The 2020 Plan authorizes the Administrator to grant ISOs to eligible employees and non-qualified stock options to purchase shares to employees, consultants, prospective employees, prospective consultants and non-employee directors. The Administrator will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of common stock at the time of grant, or 110% of fair market value in the case of ISOs granted to 10% stockholders), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms as are determined by the Administrator at the time of grant. The maximum term of options under the 2020 Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash or by check, bank draft or money order; solely to the extent permitted by law and authorized by the Administrator, through the delivery of irrevocable instructions to a broker, reasonably acceptable to us, to promptly deliver to us an amount equal to the aggregate exercise price; or on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of common stock).

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Restricted stock. The 2020 Plan authorizes the Administrator to grant restricted stock. Recipients of restricted stock enter into an agreement with us subjecting the restricted stock to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock may lapse and the awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m), as discussed below), as determined by the Administrator at the time of grant. Except as otherwise determined by the Administrator, a holder of restricted stock has all of the attendant rights of a stockholder including the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying restricted stock, the right to vote shares and, subject to and conditioned upon the vesting and restrictions lapsing for the underlying shares, the right to tender such shares. However, the Administrator may in its discretion provide at the time of grant that the right to receive dividends on restricted stock will not be subject to the vesting or lapsing of the restrictions on the restricted stock.

Other stock-based awards. The 2020 Plan authorizes the Administrator to grant awards of shares of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of common stock, including, but not limited to, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions; shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; stock appreciation rights; stock equivalent units; restricted stock units; performance awards entitling participants to receive a number of shares of common stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or awards valued by reference to book value of our shares of common stock. In general, other stock-based awards that are denominated in shares of common stock will include the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying award, but the Administrator may in its discretion provide at the time of grant that the right to receive dividends on a stock-denominated award will not be subject to the vesting or lapsing of the restrictions on the performance award.

Performance-based cash awards. The 2020 Plan authorizes the Administrator to grant cash awards that are payable or otherwise based on the attainment of pre-established performance goals during a performance period. As noted above, following the Reliance Period, performance-based cash awards granted under the 2020 Plan that are intended to satisfy the performance-based compensation exception under Code Section 162(m) will vest based on attainment of specified performance goals established by the Administrator. These performance goals will be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Administrator.

Such performance goals may be based upon the attainment of specified levels of company, affiliate, subsidiary, division, other operational unit, business segment or administrative department performance relative to the performance of other companies. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria, to the extent permitted by Section 162(m). Unless the Administrator determines otherwise, to the extent permitted by Section 162(m), the Administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles or changes in applicable law or regulations.

Effect of certain transactions; Change in control

In the event of a change in control, as defined in the 2020 Plan, except as otherwise provided by the Administrator, unvested awards will not vest. Instead, the Administrator may, in its sole discretion provide that outstanding awards will be: assumed and continued; purchased based on the price per share paid in the change in control transaction (less, in the case of options and stock appreciation rights (“SARs”), the exercise price), as adjusted by the Administrator for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price; and/or in the case of stock options or other stock-based appreciation awards where the change in control price is less than the applicable exercise price, cancelled. However, the Administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time including in connection with a change in control.

Non-transferability of awards

Except as the Administrator may permit, at the time of grant or thereafter, awards granted under the 2018 Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of common stock acquired by a permissible transferee will continue to be subject to the terms of the 2020 Plan and the applicable award agreement.

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Term

Awards under the 2020 Plan may not be made after January 1, 2029, but awards granted prior to such date may extend beyond that date. We may seek stockholder reapproval of the performance goals in the 2020 Plan. If such stockholder approval is obtained, on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the 2020 Plan, awards under the 2020 Plan may be based on such performance goals in order to qualify for the “performance-based compensation” exception under Section 162(m).

Amendment and termination

Subject to the rules referred to in the balance of this paragraph, our board of directors or the Administrator (to the extent permitted by law) may at any time amend, in whole or in part, any or all of the provisions of the 2020 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment, suspension or termination may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of common stock that may be issued under the 2020 Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2020 Plan; extend the maximum term of any option; reduce the exercise price of any option or SAR or cancel any outstanding “in-the-money” option or SAR in exchange for cash; substitute any option or SAR in exchange for an option or SAR (or similar other award) with a lower exercise price; alter the performance goals; or require stockholder approval in order for the 2020 Plan to continue to comply with Section 162(m) or Section 422 of the Code.

Federal income tax implications of the 2020 Plan

The federal income tax consequences arising with respect to awards granted under the 2020 Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) for awards granted after the reliance period, we may not be entitled to a tax deduction for compensation attributable to awards granted to one of our Named Executive Officers (other than our Chief Financial Officer), if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plans, and is not intended as tax guidance to participants in the Incentive Plans, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the proposed amendment to the 2020 Plan. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this proposal. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 3.

The board of directors recommends voting “FOR” Proposal No. 3 to approve the proposed amendment to Auddia’s 2020 Equity Incentive Plan.

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CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.
•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Nominees should have skills that are complementary to those of the existing board.
•	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
•	Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C- 1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our board of directors has determined that all members of the board of directors, except Jeffrey Thramann and Michael Lawless, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Director Diversity

The following Board Diversity Matrix presents our board of directors’ diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of October 7, 2022)

Board Size: Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Committees

Our board has three committees, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.auddiainc.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
Stephen Deitsch*	Timothy Hanlon*	Thomas Birch*
Timothy Hanlon	Stephen Deitsch	Stephen Deitsch
Thomas Birch	Thomas Birch	Timothy Hanlon

__________________

* Denotes committee chair.

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Audit Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the audit committee, which is chaired by Stephen Deitsch. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Stephen Deitsch as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met five times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;
•	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

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Compensation Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the compensation committee, which is chaired by Timothy Hanlon. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) met two times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the board of directors the compensation of our directors; and
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
•	preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and
•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the nominating and corporate governance committee, which is chaired by Thomas Birch. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee held no meetings during the fiscal year ended December 31, 2021. The nominating and corporate governance committee’s responsibilities include:

•	reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;
•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	reviewing and overseeing the company’s strategy, initiatives, and policies related to diversity and inclusion, and ethics and compliance programs; and
•	overseeing the evaluation of our board of directors and management.

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The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our executive officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year for directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.

Board and Committee Meetings Attendance

The full board of directors met seven times during fiscal year 2021. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We expect that several of our directors will attend the 2022 Annual Meeting of Stockholders.

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Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors, except for transactions involving our publicly traded Series A Warrants.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including all of our executive officers. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.auddiainc.com/corporate- governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The board does not have an express policy on whether the role of chairman of the board should be combined or separated from the role of the CEO or any other executive officer position. Instead, the board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Auddia and its stockholders based on the evolving needs of the Company. We currently have a combined leadership structure where our chairman is also an executive officer of the Company. Where the chairman and an executive officer role are combined as they are currently, our corporate governance guidelines require that we have a lead independent director position to complement the chairman’s role and to serve as the principal liaison between the non-employee directors and the chairman. Mr. Deitsch currently serves as our lead independent director, providing effective, independent leadership of our board through his set of roles and responsibilities.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day- to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

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Communication with the Directors of Auddia

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Auddia Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, 2100 Central Avenue, Suite 200, Boulder, CO 80301.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Auddia Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, 2100 Central Avenue, Suite 200, Boulder, CO 80301.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (800)-916-7037.

Director Compensation

Our non-employee directors began serving on our board following our February 2021 IPO. Accordingly, our current non-employee directors did not receive any cash or equity compensation from the Company for the year ended December 31, 2020. Our Executive Chairman, Dr. Thramann, and our President and Chief Executive Officer, Mr. Lawless, do not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2021. Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, and (iii) $10,000 for Compensation Committee chair or Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2021:

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Stephen Deitsch	39,375	255,285	-0-	-0-	294,660
Timothy J. Hanlon	30,625	255,285	-0-	-0-	285,910
Thomas Birch	30,625	255,285	-0-	-0-	285,910

___________________

(1)	Represents the grant date fair value of RSU awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our consolidated financial statements included in our 2021 Annual Report.

In August 2021, we issued 91,500 restricted stock units to each of our non-employee directors under our 2020 Equity Incentive Plan as compensation for their board service.

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Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2021, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2021. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2021 are:

•	Jeffrey Thramann, our Executive Chairman;
•	Michael Lawless, our Chief Executive Officer; and
•	Peter Shoebridge, our Chief Technical Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for our executives is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options and/or RSUs. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2021 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jeffrey Thramann	2021	300,000	-0-	418,500	-0-	-0-	718,500
Executive Chairman(1)	2020	165,000	-0-	-0-	-0-	-0-	165,000

Michael Lawless	2021	260,000	-0-	-0-	801,452	-0-	1,061,452
Chief Executive Officer	2020	236,833	-0-	-0-	-0-	-0-	236,833

Peter Shoebridge	2021	225,000	-0-	-0-	474,602	-0-	699,602
Chief Technology Officer	2020	185,416	-0-	-0-	-0-	-0-	185,416

____________________

(1)	Beginning after the Company’s IPO, Dr. Thramann earns an annual salary of $300,000. During 2020, Dr. Thramann earned a salary of $165,000. Due to liquidity constraints, most of Dr. Thramann’s salary payments for 2020 and prior years were deferred. He was only paid cash compensation of $19,760 in 2020 while 145,240 was deferred. The total deferred amount owed to Dr. Thramann from 2020 and prior years was approximately $661,000 at the time of our February 2021 IPO, and was included in our financial statements as a portion of “Accrued fees to a related party”. The Company paid this deferred compensation in early 2021.
(2)	The “Bonus” column represents discretionary bonuses earned pursuant to our annual incentive bonus program. Under the terms of their respective employment agreements, Mr. Lawless and Mr. Shoebridge is each eligible to receive a bonus based on the achievement of certain business goals set by our Board on an annual basis. The target annual bonuses for Mr. Lawless and Mr. Shoebridge, expressed as a percentage of their base salary, is 50%.
(3)	Represents the grant date fair value of RSU and stock option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our consolidated financial statements included in our 2021 Annual Report.

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Outstanding Equity Awards at 2021 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2021.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(3)(4)	Market Value of Shares or Units That Have Not Vested ($)(4)
Dr. Jeffrey Thramann	8/11/2021	–	–	–	–	150,000	267,000

Michael Lawless	2/1/2018	47,147	–	2.70	9/8/2029	–	–
	8/15/2019	64,572	15,934	4.26	12/4/2029	–	–
	8/11/2021	108,245	324,738	2.79	2/16/2031	–	–

Peter Shoebridge	2/1/2018	16,191	–	2.73	9/8/2029	–	–
	8/15/2019	21,982	5,425	4.26	12/4/2029	–	–
	8/11/2021	64,100	192,303	2.79	2/16/2031	–	–

___________________

(1)	Each equity award is subject to the terms of our 2020 or 2013 Equity Incentive Plan.
(2)	August 11, 2021 issuance represents option awards that vest 25% upon grant date, 25% on February 16, 2023, 25% on February 16, 2024 and 25% on February 16, 2025.
(3)	Represents RSU awards that vest 50% on February 17, 2022, 25% on February 16, 2023, and 25% on February 16, 2024.
(4)	Based on the closing price of a share of the Company’s common stock on the Nasdaq Capital Market of $1.78.

Employment Arrangement with Dr. Thramann

Commencing after our February 2021 IPO, Dr. Thramann earns an annual salary of $300,000 for his service as our Executive Chairman.

Employment Agreement with Mr. Lawless

On October 13, 2021, we entered into an employment agreement with Mr. Lawless, which supersedes and replaces a prior employment agreement dated February 6, 2012. The employment agreement provides for an initial annual base salary of $260,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Lawless, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Lawless’s employment without cause or Mr. Lawless terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Lawless’ employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

Employment Agreement with Mr. Shoebridge

On October 13, 2021, we entered into an employment agreement with Mr. Shoebridge, which supersedes and replaces a prior employment agreement dated April 1, 2014. The employment agreement provides for an initial annual base salary of $225,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Shoebridge, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Shoebridge’s employment without cause or Mr. Shoebridge terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Shoebridge’s employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

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Employment Agreement with Mr. Hoff

On October 13, 2021, we entered into an employment agreement with Mr. Hoff. The employment agreement provides for an initial annual base salary of $220,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Hoff, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Hoff’s employment without cause or Mr. Hoff terminates for good reason, he is entitled to receive six months of base salary, (ii) up to six months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Hoff’s employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	1,929,291	$2.92	48,618

Equity Compensation Plans Not Approved by Stockholders	–	–	–

Total	1,929,291	$2.92	48,618

___________________________

(1)	Consists of stock options granted under the Clip Interactive, LLC 2013 Equity Incentive Plan, as amended and Auddia Inc. 2020 Equity Incentive Plan, as amended. We ceased granting awards under the 2013 Plan upon the implementation of the 2020 Plan described below.

The Company’s 2020 Equity Incentive Plan, which became effective upon the completion of the IPO in February 2021, serves as the successor equity incentive plan to the 2013 Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2021); and
•	in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

The Company previously had a line of credit with a bank. Prior to the Company’s IPO, the available principal balance under the line of credit was $6,000,000. The line of credit was collateralized by all assets of the Company as well as certain cash assets of two shareholders in control accounts at the lender, Richard Minicozzi, who beneficially owns approximately 14.49% of our outstanding common stock, and Jeffrey Thramann, our Executive Chairman. Mr. Minicozzi’s control account had a balance of $2,000,000 and Dr. Thramann’s control account had a balance of $4,000,000. Dr. Thramann also personally guaranteed the full amount of the loan. The outstanding balance on the line of credit at December 31, 2020 was $6,000,000. Following the closing of our IPO, the Company used $4,000,000 of the proceeds to repay $4,000,000 to the bank. The maximum outstanding amount of the line of credit was then reduced to $2,000,000. The bank has released the control accounts of Mr. Minicozzi and Dr. Thramann. Dr. Thramann no longer personally guarantees the line of credit. In July 2021, we paid the remaining outstanding $2.0 million out of our restricted cash and terminated our line of credit.

The fees paid by the Company to Mr. Minicozzi on the $2,000,000 collateral arrangement were 33% percent of the collateral amount annually, plus there is an annual renewal fee of $50,000 and a $15,000 delayed payment fee for the first year in addition to warrants to purchase 300,000 shares of LLC common units due annually with $867,398 and $843,817 being recorded as interest expense for the years ended December 31, 2019 and 2018, respectively. During 2018 a partial payment was made on the accruing collateral fees due of $364,944. Subsequently in 2018, the shareholder subscribed to purchase 4,530,861 LLC common units for $0.023 per share for a total of $104,210 which was offset against the interest due on the collateral arrangement. The balance outstanding on the collateral at December 31, 2019 and 2018 was $1,017,938 and $875,540, respectively. In connection with our IPO, all unpaid amounts owed to Mr. Minicozzi were converted at a discount to the per share IPO price into shares of common stock. Following the closing of our IPO, the collateral arrangement with Mr. Minicozzi was terminated.

During 2017 and 2018, the Company entered into notes payable (the "Notes") with Dr. Thramann for $330,000 and $100,000, respectively, $60,000 of the $100,000 was repaid in 2018. The Notes did not accrue interest and did not have a stated maturity date. The Notes were expected to be repaid as cash flow permitted. During 2018, the Notes, with an outstanding balance of $370,000, were converted into 3,217,065 Series C LLC preferred units at $0.115 per unit in connection with the Series C unit exchange. (See Notes 9 and 10 in the financial statements contained in our 2021 Annual Report).

In October 2019, Dr. Thramann obtained $400,000 of short term financing from an unrelated lender. Dr. Thramann then agreed to make the proceeds of that short term financing available to the Company. In exchange, the Company assumed responsibility for all payments and charges (including principal, interest and fees) required under such short term financing. Under the agreement, the Company was advanced $200,000 net of $12,000 in closing fees and the remaining $200,000 was put into an escrow account. A $100,000 loan financing fee is also due at maturity. On December 2019, the Company made a principal payment of $57,000. The remaining $243,000 of principal and loan financing fees was paid on January 30, 2020.

In February 2020, Dr. Thramann obtained a new $500,000 short term financing from the same unrelated lender. Dr. Thramann then agreed to make the proceeds of that short term financing available to the Company. In exchange, the Company assumed responsibility for all payments and charges (including principal, interest and fees) required under such short term financing. Under the agreement, the Company was advanced $485,000 net of $15,000 in closing fees and immediately put $140,741 into an escrow account. Repayment of the principal and loan financing fee occurs through weekly payments of $17,593 until the loan and financing fee is paid in full. The loan financing fee increases with the length of the payback period and is maximized at $165,000 after month five. The loan was repaid in full following the IPO.

Dr. Thramann purchased 969,000 IPO units in our IPO at the per unit public offering price of $4.125.

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Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective in February 2021 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than

10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports, and any amendments thereto, or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners, and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2021, except that (i) each of Messrs. Deitsch, Hanlon, Thramann, Lawless, Shoebridge, Richard Liebman and Minicozzi filed a late Form 3, and (ii) Dr. Thramann filed one late Form 4

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PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of October 7, 2022 by:

•	each of our directors;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of our capital stock.

The column entitled “Shares Beneficially Owned” is based on a total of 12,514,763 shares of our common stock outstanding as of October 7, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options and RSUs that are currently exercisable or vested, or exercisable or will vest within 60 days of October 7, 2022 are considered outstanding and beneficially owned by the person holding the options and RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Jeffrey Thramann (1)	2,843,995	22.73%
Richard Minicozzi (2)	1,812,945	14.49%

Executive Officers and Directors:
Michael Lawless (3)	355,937	2.84%
Peter Shoebridge (4)	169,514	1.35%
Stephen Deitsch (5)	16,012	0.13%
Timothy J. Hanlon (5)	16,012	0.13%
Thomas Birch (5)	16,012	0.13%
All directors and executive officers as a group (7 persons)	3,463,732	27.68%

___________________________

(1)	Dr. Thramann is also a director of the Company. Includes (i) 712,652 shares of common stock owned immediately following the corporate conversion preceding our IPO, (ii) 969,000 shares of common stock purchased in the IPO, (iii) 134,136 shares of common stock underlying warrants exercisable within 60 days of March 26, 2021, (iv) 969,000 shares of common stock underlying Series A warrants purchased in the IPO and exercisable within 60 days of October 7, 2022, (v) 50,207 shares of common stock that were exercised from granted restricted stock units under the 2020 equity incentive plan and (vi) 9,000 shares of common stock purchased in July 2022.
(2)	Includes (i) 1,750,450 shares of common stock owned immediately following the corporate conversion, and (ii) 62,495 shares of common stock underlying warrants exercisable within 60 days of October 7, 2022.
(3)	Includes (i) 18,501 shares of common stock owned immediately following the corporate conversion, and (ii) 337,436 shares of common stock underlying stock options exercisable within 60 days of October 7, 2021.
(4)	Includes 169,514 shares of common stock underlying stock options exercisable within 60 days of October 7, 2022.
(5)	Includes 16,012 shares of common stock that were exercised from granted restricted stock units in February 2022.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Auddia’s financial statements, (2) Auddia’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Auddia’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Auddia and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Auddia’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Auddia’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Black Diamond Therapeutics for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Auddia be included in Auddia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF AUDDIA INC.

Stephen Deitsch
Timothy Hanlon
Thomas Birch

October [___], 2022

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HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary, telephone: 303-219-9771. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2023 (the “2023 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting.

If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2023 annual meeting in late May or early June, 2023. Therefore, we intend to publicly announce the date of the 2023 annual meeting and the Rule 14a-8 deadline in early 2023.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2023 annual meeting in late May or early June, 2023. Therefore, we intend to publicly announce the date of the 2023 annual meeting and the Rule 14a-8 deadline in early 2023.

Stockholder proposals and the required notice should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

30

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://www.auddiainc.com under the “Investor Relations” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated October [____], 2022. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:

Auddia Inc.

2100 Central Avenue, Suite 200

Boulder, CO 80301

(303) 219-9771

Attention: Corporate Secretary

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

31

AUDDIA INC. 2100 CENTRAL AVENUE, SUITE 200 BOULDER, CO 80301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. Votes submitted by mail must be received prior to December [___], 2022.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote “FOR” all nominees below:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

1. Election of Directors	☐	☐	☐

	Nominees:

01)	Jeffrey Thramann	02)	Michael Lawless
03)	Stephen Deitsch	04)	Timothy Hanlon
05)	Thomas Birch

The Board of Directors recommends you vote “FOR” proposals 2 and 3.

		For	Against	Abstain
2.	The ratification of the appointment of Dazkal Bolton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐

3.	The approval of an amendment to the Auddia Inc. 2020 Equity Incentive Plan.	☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Authorized Signatures – This section must be completed for your vote to be counted – Date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and 2021 Annual Report are available for viewing, printing and downloading at

www.proxyvote.com.

AUUDIA INC.

Annual Meeting of Stockholders

December [___], 2022 9:30 AM (Mountain Time)

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of AUDDIA INC., a Delaware corporation, hereby appoint(s) Michael Lawless and Jeffrey Thramann, or either of them, as proxies for the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AUDDIA INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Mountain Time, on December [___], 2022, at 2100 Central Avenue, Suite 200, Boulder, CO 80301, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals 2 and 3, each as described in the Proxy Statement.

Continued and to be marked, dated and signed on reverse side